                                                                    EXHIBIT 13.1

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the Annual Report of Shinhan Financial Group (the "Company") on Form 20-F for the fiscal year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, In Ho Lee, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2008

                                  By: /s/ In Ho Lee
                                      ------------------------------------------
                                      Name:  In Ho Lee
                                      Title: President & Chief Executive Officer

                                      E-5